UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

Channel Therapeutics Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-41964	86-3335449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 1000 Freehold, NJ	07728
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (877) 265-8266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CHRO	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 18, 2024 (the “Effective Time”), Chromocell Therapeutics Corporation, a Delaware corporation (the “Predecessor Registrant”), merged with and into its wholly-owned subsidiary, Channel Therapeutics Corporation, a Nevada corporation (the “Registrant”), pursuant to an agreement and plan of merger, dated as of November 18, 2024 (the “Agreement”), between the Predecessor Registrant and the Registrant, with the Registrant as the surviving corporation (such transaction, the “Reincorporation”). At the Effective Time, the Registrant succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant existing immediately prior to the Reincorporation. The Reincorporation was consummated by the filing of a certificate of ownership and merger on November 18, 2024 with the Secretary of State of the State of Delaware (the “Delaware Certificate”) and the articles of merger with the Secretary of State of the State of Nevada (the “Nevada Articles”). Copies of the Delaware Certificate and the Nevada Articles are filed as Exhibits 2.2 and 2.3 hereto, respectively, and are each incorporated herein by reference. The Agreement and transactions contemplated thereby were approved by the affirmative vote of a majority of the outstanding shares of the Predecessor Registrant’s common stock, par value $0.0001 per share (the “Predecessor Common Stock”), entitled to vote on the matter at the Predecessor Registrant’s Annual Meeting of Stockholders held on October 22, 2024 (the “Annual Meeting”), in accordance with the General Corporation Law of the State of Delaware (“DGCL”).

At the Effective Time, pursuant to the Agreement, (i) each outstanding share of the Predecessor Common Stock automatically converted into one share of common stock, par value $0.0001 per share, of the Registrant (“Registrant Common Stock”), (ii) each outstanding share of the Series C Convertible Redeemable Preferred Stock of the Company, par value $0.0001 per share (the “Predecessor Series C Preferred Stock”) automatically converted into one share of Series C Convertible Redeemable Preferred Stock, par value $0.0001 per share, of the Registrant (“Registrant Series C Preferred Stock”), (iii) each outstanding option, right or warrant to acquire shares of Predecessor Common Stock converted into an option, right or warrant, as applicable, to acquire an equal number of shares of Registrant Common Stock under the same terms and conditions as the original options, rights or warrants, as applicable, and (iv) the directors and executive officers of the Predecessor Registrant were appointed as directors and executive officers, as applicable, of the Registrant, each to serve in the same capacity and for the same term as such person served with the Predecessor Registrant immediately prior to the Reincorporation. In addition, by operation of law, the Registrant assumed all of the Predecessor Registrant’s obligations under its equity incentive plans and employment agreements. The shares of Predecessor Common Stock remaining available for awards under such plans were automatically adjusted upon the Reincorporation into an identical number of shares of Registrant Common Stock, and all awards previously granted under such plans that were outstanding as of the Effective Time were automatically adjusted into awards for the identical number of shares of Registrant Common Stock, without any other change to the form, terms or conditions of such awards.

As a result of the Reincorporation, the Registrant ceased to be subject to the DGCL or governed by the Predecessor Registrant’s amended and restated certificate of incorporation (the “Delaware Charter”) and its amended and restated by-laws (the “Delaware Bylaws”). As of the Effective Time, the Registrant became subject to the Nevada Revised Statutes of the State of Nevada (“NRS”) and became governed by the Registrant’s articles of incorporation (the “Nevada Charter”) and bylaws (the “Nevada Bylaws”). The Registrant Series C Preferred Stock became governed by the Nevada Charter and the Nevada Bylaws, as well as the Registrant’s Certificate of Designation of Series C Convertible Preferred Stock of Channel Therapeutics Corporation (the “Registrant Series C CoD”).

At the Effective Time, the Registrant became the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As the successor issuer, the Registrant Common Stock, as a class of capital stock of the Registrant, is deemed to be registered under Section 12(b) of the Exchange Act and the Registrant succeeded to the Predecessor Registrant’s obligation to file reports, proxy statements and other information required by the Exchange Act with the U.S. Securities and Exchange Commission (the “Commission”).

The Registrant Common Stock is listed on the NYSE American LLC (the “NYSE American”) under the symbol “CHRO,” which is the same symbol previously used for the Predecessor Common Stock. In accordance with the Agreement, each outstanding certificate previously representing shares of Predecessor Common Stock or Predecessor Series C Preferred Stock automatically represents, without any action of the Predecessor Registrant’s stockholders, the same number of shares of Registrant Common Stock or Registrant Series C Preferred Stock, as applicable.

In connection with the Reincorporation, on November 18, 2024, the Registrant entered into updated indemnification agreements with each of its directors and executive officers, reflecting the transition from Delaware to Nevada (the “Indemnification Agreements”). Each of the Indemnification Agreements require the Registrant to indemnify the Registrant’s directors and executive officers, as applicable, to the fullest extent permitted by Nevada law.

While the Registrant sought to maintain the material rights of stockholders by adopting the Nevada Charter and the Nevada Bylaws with provisions similar to the provisions of the Delaware Charter and Delaware Bylaws, there are also key differences that may impact the rights of the Registrant’s stockholders. A description of these differences, as well as certain differences between the NRS and the DGCL, are included in the Definitive Proxy Statement on Schedule 14A filed by the Predecessor Registrant with the Commission on September 26, 2024 (the “Proxy Statement”), under “Comparison of Rights under the DGCL and the Chapter 78 of the NRS”.

The foregoing descriptions of the Reincorporation, the Agreement, the Delaware Certificate, the Nevada Articles, the Nevada Charter, the Nevada Bylaws, the Registrant Series C CoD and the Indemnification Agreements do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of each of the Agreement, the Delaware Certificate, the Nevada Articles, the Nevada Charter, the Nevada Bylaws, the Registrant Series C CoD and the form of Indemnification Agreement, copies of which are attached hereto as Exhibits 2.1, 2.2, 2.3, 3.1(i)(a), 3.1(ii), 3.1(i)(c) and 10.1, respectively, and are incorporated herein by reference.

Item 2.03. Creation of A Direct Financial Obligation or an Obligation Under on Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference into this Item 2.03.

As a result of the Reincorporation, as of the Effective Time, the Registrant assumed and succeeded by operation of law to all of the prior liabilities and obligations of the Predecessor Registrant, and such liabilities and obligations may be enforced against the Registrant to the same extent as if the Registrant had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Commission on April 16, 2024, the Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the Commission on May 15, 2024, the Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the Commission on August 13, 2024 and the Predecessor Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the Commission on November 13, 2024.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 5.03.

As a result of the Reincorporation, as of the Effective Time, the Predecessor Registrant changed its name to “Channel Therapeutics Corporation” (the “Name Change”) pursuant to the Nevada Articles and Nevada Charter, filed with the with the Secretary of State of the State of Nevada on November 18, 2024 and November 5, 2024, respectively. The Name Change was approved by the affirmative vote of a majority of the outstanding shares of the Predecessor Common Stock entitled to vote on the matter at the Annual Meeting in accordance with the DGCL.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this Form 8-K should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Registrant’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts, including, without limitation, with respect to the Reincorporation. These forward-looking statements are based on the Registrant’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2023, and other risks and uncertainties listed from time to time in the Registrant’s other filings with the Commission. There may be other factors of which the Registrant is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Registrant does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are filed as exhibits to this Form 8-K:

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of November 18, 2024
Exhibit 2.2	Certificate of Ownership and Merger, filed with the Secretary of State of the State of Delaware on November 18, 2024
Exhibit 2.3	Articles of Merger, filed with the Secretary of State of the State of Nevada on November 18, 2024
Exhibit 3.1(i)(a)	Articles of Incorporation, filed with the Secretary of State of the State of Nevada on November 5, 2024
Exhibit 3.1(i)(b)	Certificate of Correction to Articles of Incorporation, filed with the Secretary of State of the State of Nevada on November 7, 2024
Exhibit 3.1(i)(c)	Certificate of Designations, Preferences and Rights of Series C Convertible Redeemable Preferred Stock, filed with the Secretary of State of the State of Nevada on November 8, 2024
Exhibit 3.1(ii)	Bylaws
Exhibit 10.1	Form of Indemnification Agreement
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2024	Channel Therapeutics Corporation

	By:	/s/ Francis Knuettel II
		Name:	Francis Knuettel II
		Title:	Chief Executive Officer and Chief Financial Officer